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                             JOINT FILING AGREEMENT

           Pursuant to Rule 13d-1(f)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on
Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated:  November 23, 1998

                                             KELSO INVESTMENT ASSOCIATES V, L.P.

                                             By:   Kelso Partners V, L.P., its
                                                   General Partner

                                             By: /s/ James J. Connors, II
                                                   Name:  James J. Connors, II
                                                   Title:  Attorney-in-fact


                                             KELSO EQUITY PARTNERS V, L.P.

                                             By: /s/ James J. Connors, II
                                                   Name:  James J. Connors, II
                                                   Title:  Attorney-in-fact


                                             KELSO PARTNERS V, L.P.


                                             By: /s/ James J. Connors, II
                                                   Name:  James J. Connors, II
                                                   Title:  Attorney-in-fact


                                                            *
                                             __________________________________
                                                   Joseph S. Schuchert


                                                            *
                                             __________________________________
                                                   Frank T. Nickell


                                                            *
                                             __________________________________
                                                   George E. Matelich
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                                                            *
                                             __________________________________
                                                    Thomas R. Wall, IV

                                                            *
                                             __________________________________
                                                    Frank K. Bynum, Jr.

                                                            *
                                             __________________________________
                                                   Michael B. Goldberg


                                                            *
                                             __________________________________
                                                   David I. Wahrhaftig

*  By:  /s/ James J. Connors, II
         James J. Connors, II
         Attorney-in-fact


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